UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 31, 2005
Date of Report (Date of earliest event reported)

OSI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15190	13-3159796
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

58 South Service Road
Melville, NY 11747
(Address of principal executive offices)

(631) 962-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02      Results of Operations and Financial Condition
     On October 31, 2005, OSI Pharmaceuticals, Inc. (“OSI”) issued a press release regarding its financial results for the quarter ended September 30, 2005. OSI’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K (the “Form 8-K”) and is incorporated herein by reference.
     The information under this item and Exhibit 99.1 attached hereto is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except if OSI specifically states that the information and the Exhibit is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Securities Act or the Exchange Act.
ITEM 8.01      Other Events
     On Novemebr 1, 2005, OSI held a webcast conference call regarding its financial results for the quarter ended September 30, 2005 as well as an update on OSI’s business. A textual representation of certain portions of the conference call is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01      EXHIBITS

Exhibit No.	Description

99.1	Press release, dated October 31, 2005
99.2	Textual representation of certain portions of the webcast conference call held on November 1, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 3, 2005	OSI PHARMACEUTICALS, INC.
	By:	/s/ MICHAEL G. ATIEH
Michael G. Atieh
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated October 31, 2005
99.2	Textual representation of certain portions of the webcast conference call held on November 1, 2005.